UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: December 31, 2018

KonaTel, Inc.

(Exact name of Registrant as specified in its charter)

Not Applicable

(Former name or address, if changed since last report)

Delaware	001-10171	80-0000245
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

13601 Preston Road, # E816

Dallas, Texas 75240

(Address of Principal Executive Offices, Including Zip Code)

(214) 323-8410

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Our common stock is currently quoted on the OTC Markets OTC Pink Tier (the “OTC Pink Tier”) under the trading symbol “KTEL.”

FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are not a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. We have based the forward-looking statements contained in this Current Report primarily on our current expectations about future events and trends that we believe may affect our current and proposed business, financial condition, results of operations and prospects. The outcome of the events described in these forward-looking statements are subject to risks, uncertainties, assumptions and other factors, including those described under the caption “Risk Factors” of Item 1A of our 10-K Annual Report for the year ended December 31, 2018, which was filed with the Securities and Exchange Commission (the “SEC”) on or about April 23, 2019, and which is incorporated herein by reference and can be accessed by Hyperlink in Item 9.01(d) below (the “10-K Annual  Report”). Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements used herein. Accordingly, we cannot assure you that the forward-looking statements in this Current Report will prove to be accurate, and therefore prospective investors are encouraged not to place undue reliance on forward-looking statements. You should read this Current Report completely, and it should be read and considered with other reports or registration statements filed by us with the SEC. Other than as required by law, we undertake no obligation to update or revise these forward-looking statements, even though our situation may change in the future.

EXPLANATORY NOTES

Except as otherwise indicated by context, references to the “Company,” “we,” “our,” “us” and words of similar import refer to “KonaTel, Inc.,” a Delaware corporation, formerly named Dala Petroleum Corp., which is the Registrant, and our wholly-owned subsidiaries, KonaTel, Inc., a Nevada corporation (“KonaTel Nevada”), Apeiron Systems, Inc., a Nevada corporation (“Apeiron Systems”), and IM Telecom, LLC, and Oklahoma limited liability company (“IM Telecom”).

On December 31, 2018, we completed an Agreement and Plan of Merger with Apeiron Systems, Inc., a Nevada corporation (“Apeiron Systems”), and whereby Apeiron Systems became our wholly-owned subsidiary on that date (the “Merger”); and we are filing this 8-K/A-1 Current Report to file the audited financial statements of Apeiron Systems and unaudited proforma condensed consolidated financial statement reflecting the completion of the Merger. For more information on the Merger, see our 8-K Current Report dated December 31, 2018, filed with the SEC on that date, and which is accessible by Hyperlink Item 9.01(d) below.

CAUTIONARY STATEMENTS

D. Sean McEwen, our Chairman, CEO, President and a director is currently the beneficial owner of approximately 77.6% of our outstanding voting securities by reason of his personal ownership and two Shareholder Voting Agreements.  See the caption “Security Ownership of Certain Beneficial Owners and Management” of Part III, Item 12, of our 10-K Annual Report Hyperlinked in Item 9.01 hereof for additional information about Mr. McEwen’s beneficial ownership and these Shareholder Voting Agreements.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)

Financial statements of businesses acquired.

Haynie & Company
Certified Public Accountants (a professional corporation)
50 West Broadway, Suite 600 Salt Lake City, UT 84101 (801) 532-7800 Fax (801) 328-4461

INDEPENDENT AUDITOR'S REPORT

To Management
of Apeiron Systems, Inc.

We have audited the accompanying financial statements of Apeiron Systems, Inc., a Nevada corporation (the "Company"), which comprise the balance sheets as of December 31, 2018 and 2017, and the related statements of operations, stockholders' equity, and cash flows for the years then ended, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Apeiron Systems, Inc. as of December 31, 2018 and 2017, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Haynie & Company

Haynie and Company
Salt Lake City, Utah
April 22, 2019

PrimeGlobal
An Association of Independent Accounting Firms

An independently owned member
RSM US Alliance
RSM

APEIRON SYSTEMS INC.

BALANCE SHEETS

	December 31
	2018	2017

Assets

Current Assets
Cash and Cash Equivalents	$ 336,132	$ 190,094
Accounts Receivable, Net	269,635	176,932
Vendor Deposits	53,501	62,501
Total Current Assets	659,268	429,527

Property and Equipment, Net	25,736	36,067

Total Assets	$ 685,004	$ 465,594

Liabilities and Stockholders’ Equity

Current Liabilities
Accounts Payable and Accrued Expenses	$ 180,468	$ 116,368
Income Tax Payable	108,941	52,139
Deferred Revenue	5,764	28,710
Dividend Payable	360,000	-
Amount Due to Stockholder	13,056	13,056
Total Current Liabilities	668,229	210,273

Deferred Tax Liability	10,700	6,000
Total Liabilities	678,929	216,273

Stockholders’ Equity
Common Stock	100	100
Retained Earnings (Accumulated Deficit)	5,975	249,221
Total Stockholder’s Equity	6,075	249,321

Total Liabilities and Stockholders’ Equity	$ 685,004	$ 465,594

See the accompanying notes.

APEIRON SYSTEMS INC.

STATEMENT OF OPERATIONS

	Years Ended December 31,
	2018	2017

Revenue	$ 2,899,974	$ 2,276,280
Cost of Revenue	1,347,371	1,147,663

Gross Profit	1,552,603	1,128,617

Operating Expenses
Payroll and Related	516,179	285,297
Operating and Maintenance	696,713	577,538
Bad Debt	-	6,320
Utilities and Facilities	46,213	56,005
Depreciation	17,081	12,776
General and Administrative	37,086	40,997
Marketing and Advertising	8,231	6,043
Taxes and Insurance	11,699	9,880
Total Operating Expenses	1,333,202	994,856

Other Income and Expense
Interest Income	1	1
Loss on Sale or Disposal of Property and Equipment	(667)	-
Interest Expense	(480)	(2,000)
Total Other Expenses	(1,146)	(1,999)

Net Income before provision for income taxes	218,255	131,762
Provision for Income Taxes	61,502	58,139

Net Income	$ 156,753	$ 73,623

See the accompanying notes.

APEIRON SYSTEMS INC.

STATEMENTS OF STOCKHOLDERS’ EQUITY

	Capital Shares		Retained Earnings
	Shares	Amount	(Accumulated Deficit)	Total
Balance at January 1, 2017	1,000,000	$ 100	$ 175,598	$ 175,698

Net Income			73,623	73,623

Balance at December 31, 2017	1,000,000	$ 100	$ 249,221	$ 249,321

Cash Dividend Declared ($.40 per share)			(400,000)	(400,000)
Net Income			156,753	156,753

Balance at December 31, 2018	1,000,000	$ 100	$ 5,975	$ 6,075

See the accompanying notes.

APEIRON SYSTEMS INC.

STATEMENTS OF CASH FLOWS

	Years Ended December 31
	2018	2017

Cash Flows from Operating Activities:
Net Income	$ 156,753	$ 73,623
Adjustments to reconcile net income to net cash provided by operating activities:
Bad Debt	-	6,320
Depreciation	17,081	12,776
Deferred Income Tax	4,700	6,000
Loss on Sale or Disposal of Property and Equipment	667	-

Changes in Operating Assets and Liabilities:
Accounts Receivable	(92,703)	(9,306)
Vendor Deposits	9,000	13,530
Accounts Payable and Accrued Expenses	64,100	18,907
Income Tax Payable	56,802	52,139
Deferred Revenue	(22,946)	28,710
Net cash provided in operating activities	193,454	202,684

Cash Flows from Investing Activities
Capital Expenditures	(7,417)	(31,137)
Net cash used in investing activities	(7,417)	(31,137)

Cash Flows from Financing Activities
Payments on Loans	-	(16,000)
Payment of Dividends	(40,000)	-
Net cash used in financing activities	(40,000)	(16,000)

Net increase in cash	146,037	155,547

Cash - Beginning of Year	190,094	34,547
Cash - End of Year	$ 336,132	$ 190,094

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$ 480	$ 2,000
Dividend payable	$ 360,000	$ -

See the accompanying notes.

APEIRON SYSTEMS, INC.

Notes to Financial Statements

December 31, 2018 and 2017

NOTE 1 - ORGANIZATION

Apeiron Systems, Inc. (the “Company”) was organized under the laws of the State of Nevada on May 29, 2013, and is a provider of a suite of real-time business communications services that include voice, messaging, network connectivity and platform services.  It develops software that defines and manages the products, its billing and the customer experience and interface.  The Company delivers service from a facilities-based network using best in class commercial and open source software and hardware to create a highly resilient and scalable business communications service.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared using the accrual basis of accounting.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates in these financial statements include the allowance for doubtful receivables and the estimated useful lives of property and equipment. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and Cash Equivalents include cash on hand and all short-term investments with maturities of three months or less.

Trade Accounts Receivable

The Company accounts for trade receivables based on amounts billed to customers. Past due receivables are determined based on contractual terms. The Company does not accrue interest and does not require collateral on any of its trade receivables.

Allowance for Doubtful Receivables

The allowance for doubtful receivables is determined by management based on customer credit history, specific customer circumstances and general economic conditions. Periodically, management reviews accounts receivable and adjusts the allowance based on current circumstances and charges off uncollectible receivables against the allowance when all attempts to collect the receivable have failed. As of December 31, 2018 and 2017, management has determined that no allowance for doubtful receivables is necessary.

Vendor Deposits

The Company is required to maintain security vendor deposits.  Vendor deposits as of December 31, 2018 and 2017 were $53,501 and $62,501, respectively.

Property and Equipment

Property and equipment are recorded at cost, and are depreciated on the straight-line method over their estimated useful lives. Furniture, fixtures and equipment are depreciated over periods ranging from five to seven (5-7) years.

Maintenance and repairs are charged to expense as incurred while major replacements and improvements are capitalized. When property and equipment are retired or sold, the cost and applicable accumulated depreciation are removed from the respective accounts and the related gain or loss is recognized.

Revenue Recognition

Services revenues are generated from communication and platform services.  The revenue is mainly derived from business to business transactions.  Services are billed in advance and revenue is generated in the month that the services are provided.

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). This update provides a comprehensive new revenue recognition model that requires a company to recognize revenue to depict the transfer of goods or services to a customer at an amount that reflects the consideration it expects to receive in exchange for those goods or services. The guidance also requires additional disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts. The Company has adopted this update. The Company does not believe this guidance will impact the recognition of its primary source of revenue from its wholesale and retail customers. The adoption of this guidance did not have a material impact on its consolidated financial statements.

Cost of Revenue

Cost of Revenue includes the cost of communication services, equipment and accessories, shipping costs, and commissions of sub-agents.

Income Taxes

The Company has filed federal and state tax returns on the cash basis of accounting.  It accounts for income taxes in accordance with Accounting Standards Code 740, Accounting for Income Taxes. The Company accounts for income taxes under the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements. Under this method, the Company determines deferred tax assets and liabilities on the basis of the differences between the financial statement and tax bases of assets and liabilities by using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.

The Company recognizes deferred tax assets to the extent that it believes that these assets are more likely than not to be realized. In making such a determination, it considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax-planning strategies and results of recent operations. If the Company determines that it would be able to realize its deferred tax assets in the future in excess of their net recorded amount, it would make an adjustment to the deferred tax asset valuation allowance, which would reduce the provision for income taxes. 655 Appendix D — Sample Disclosures of Income Taxes.

The Company records uncertain tax positions in accordance with ASC 740 on the basis of a two-step process in which (1) it determines whether it is more likely than not that the tax positions will be sustained on the basis of the technical merits of the position and (2) for those tax positions that meet the more-likely than-not recognition  threshold, it recognizes the largest amount of tax benefit that is more than 50 percent likely to be realized upon ultimate settlement with the related tax authority.

Concentrations of Credit Risk

Financial instruments which potentially subject the Company to concentrations of credit risk consist primarily of receivables, cash, and cash equivalents.

All cash and cash equivalents are held at high credit financial institutions. These deposits are generally insured under the FDIC’s (Federal Deposit Insurance Corporation) deposit insurance coverage; however, from time to time, the deposit levels may exceed FDIC coverage levels.

The Company also has a concentration of risk with respect to trade receivables. As of December 31, 2018 and 2017, the Company had a significant concentration of receivables due from two and one major customers, respectively (defined as customers whose receivable balances are greater than 10% of total accounts receivable). These customers represented approximately 86% of the total accounts receivable as of December 31, 2018, and approximately 98% of total accounts receivable as of December 31, 2017.

Concentration of Major Customer

A significant amount of the revenue is derived from agreements with business customers.  For the years ended December 31, 2018 and 2017, the Company had two major customers which amounted to approximately 85% and 90%, respectively, of total revenues.

Effect of Recent Accounting Pronouncements

On February 25, 2016, the FASB issued Accounting Standards Update No. 2016- 02, Leases (Topic 842), to increase transparency and comparability among organizations by recognizing lease assets and lease liabilities on the balance sheet and disclosing key information about leasing transactions. The Company has determined that adoption of the standard will begin January 1, 2019.  The Company currently has four equipment operating leases and one operating property lease; and the property lease expires in April 2019.  The Company has determined that this pronouncement has very little impact on the financial statements.

The Company has evaluated all other recent accounting pronouncements and believes that none will have a significant effect on the Company’s financial statement.

NOTE 3 – PROPERTY AND EQUIPMENT

Property and equipment consist of the following major classifications as of December 31, 2018 and 2017:

	2018	2017
Furniture and Fixtures	70,473	63,057
Vehicles	-	2,500
Total Cost	70,473	65,557
Accumulated Depreciation	(44,737)	(29,490)
Property and Equipment, Net	25,736	36,067

Depreciation expense amounted to $17,081 and $12,776 for the years ended December 31, 2018 and 2017, respectively. Depreciation expense is included as a component of operating expenses in the accompanying statements of operations.

NOTE 4 – AMOUNT DUE TO STOCKHOLDER

Between 2015 and 2016, shareholder Joshua Ploude advanced the Company $29,056.  Mr. Ploude was repaid $16,000 during 2017.  The advance did not have any repayment terms.  As of December 31, 2018 and 2017, the amount due was $13,056.

NOTE 5 – LEASES

The Company currently leases an office on a month-by-month basis.  The lease is verbal and contains no future provision. Rent expense for the years ended December 31, 2018 and 2017 was $42,307 and $51,357, respectively.

The Company leases a vehicle.  The lease expense for the years ended December 31, 2018 and 2017 was $7,585 and $6,069, respectively.  The lease was terminated on December 31, 2018.

NOTE 6 – CONTINGENCIES AND COMMITMENTS

Litigation

From time to time, the Company may be subject to legal proceedings and claims which arise in the ordinary course of business. As of December 31, 2018 and 2017, there were no legal proceedings.

Contract Contingency

The Company has the normal obligation for the completion of its provider contracts in accordance with the appropriate standards of the industry and that may be provided in the contractual agreements.

NOTE 7 – STOCKHOLDERS’ EQUITY

Common Stock

On May 29, 2013, the Company issued 1,000,000 shares of common stock with a par value of $0.001 per share.  The Company had authorized, issued and outstanding 1,000,000 shares as of December 31, 2018 and 2017.

NOTE 8 – INCOME TAX

The provision for income taxes follows:

	2018	2017
Current Income Tax Expense:
Federal	$41,333	$41,711
State - California	$15,469	$10,428

Deferred Income Tax Expense:
Federal	$3,790	$4,860
State	$910	$1,200
Total Current and Deferred Income Tax Expense	$61,502	$58,139

	2018	2017
Deferred Tax Liability:
Federal	$8,600	$4,800
State - California	$2,100	$1,200
Total Deferred Tax Liability	$10,700	$6,000

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment.

On December 22, 2017, the United States Government passed new tax legislation that, among other provisions, will lower the corporate tax rate from 35% to 21%, in addition to applying the new lower corporate tax rate in 2018 and thereafter to any taxable income the Company may have.

NOTE 9 – DIVIDENDS

The Company declared a cash dividend on December 31, 2018 of $.40 per share.  The total amount of dividend declared was $400,000.  $40,000 of the declared dividend was paid on December 31, 2018.

NOTE 10 – SUBSEQUENT EVENTS

The Company has evaluated all subsequent events through April 11, 2019, which is the date these financial statements were available for issuance and has determined that there are no events, other than disclosed above, that require recognition in the financial statements or disclosure in the notes to the financial statements.

(This space intentionally left blank.)

(b)

Pro forma financial information.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Basis of Presentation

The Unaudited Pro Forma Condensed Consolidated Statement of Operations reflects the consolidated Statement of Operations after giving effect to the Merger.  The unaudited pro forma condensed consolidated statement of operations should be read in conjunction with KonaTel, Inc’s. historical consolidated statement of operations and accompanying notes as of and for the year ended December 31, 2018 (see the 10-K Annual Report for the year ended December 31, 2018, and filed with the SEC on April 22, 2019, in Item 9.01(d) below), and Apeiron Systems, Inc. statement of operations and accompanying notes as of and for the year ended December 31, 2018.

The unaudited pro forma condensed consolidated statements of operations give effect to the Merger as if it had been consummated beginning January 1, 2018, the earliest period presented. The audited 2018 balance sheet of KonaTel, Inc. reflects the acquisition of Apeiron Systems, Inc. on December 31, 2018, and is not included in these unaudited pro forma financial statements. The following unaudited pro forma condensed combined financial information may require additional pro forma adjustments including, but not limited to, acquisition accounting adjustments. Information necessary to make adjustments for acquisition accounting is estimates. Such adjustments may be material to the currently presented pro forma financial information.

The unaudited pro forma condensed consolidated statement of operations is provided for informational purposes only. The pro forma information provided is not necessarily indicative of what the consolidated companies financial position and results of operations would have actually been had the Merger been completed on the dates used to prepare these pro forma statement of operations. In addition, the unaudited pro forma condensed consolidated statement of operations does not purport to project the future financial position or results of operations of the merged companies.

This unaudited pro forma condensed consolidated statement of operations does not give effect to any anticipated purchase price allocations, synergies, operating efficiencies or cost savings that may be associated with the transaction. These statement of operations also do not include any integration costs the companies may incur related to the Merger as part of combining the operations of the companies.

KONATEL INC.

UNAUDITED PROFORMA CONDENSED COMBINED INCOME STATEMENT

For the Years Ended December 31, 2018

	KonaTel, Inc.	Apeiron Systems, Inc.	Combined Historical	Proforma Adjustments	Combined Proforma
	Unaudited	Audited

Revenue	$ 9,415,139	$ 2,899,974	$ 12,315,113	$ -	$ 12,315,113
Cost of Revenue	7,570,350	1,347,371	8,917,721	-	8,917,721
Gross Profit	1,844,789	1,552,603	3,397,392	-	3,397,392

Operating expenses:
General and administrative	3,294,524	1,333,202	4,627,726	802,334	5.430.060
Total costs and expenses	3,294,524	1,333,202	4,627,726	-	5.430.060

Other income (expense)
Gain (Loss) on sale of assets and other income	327,480	(666)	326,814	-	326,814
Interest expense	(38,945)	(480)	(39,425)	-	(39,425)
Total non-operating expenses	288,535	(1,146)	287,389	-	287,389

Net loss	(1,161,200)	218,255	(942,945)	(802,334)	(1,745,279)
Provision for income tax	-	61,502	61,502	-	61,502
Net loss attributable to common stock	$ (1,161,200)	$ 156,753	$ (1,004,447)	$ -	$ (1,004,447)

Net loss per share - basic and diluted	$ (0.04)				$ (0.06)

Weighted average number of shares outstanding - basic and diluted	31,890,916				31,890,916

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The effective date of the Merger is assumed to be December 31, 2018 for purposes of preparing the unaudited pro forma condensed consolidated balance sheet as of December 31, 2018. The effective date of the Merger is assumed to be the beginning of December 31, 2018 for purposes of preparing the unaudited pro forma condensed consolidated statement of operations. These unaudited pro forma condensed consolidated statement of operations may require additional pro forma adjustments including, but not limited to, acquisition accounting adjustments. Such additional pro forma adjustments may be material to the currently presented pro forma financial statements.

Pro Forma Adjustments

(a) General and administrative

The proforma adjustment to General and administrative reflects amortization of an Intangible Asset, Software.  The asset has a basis of $2,407,001 and a three year life.

(d) Exhibits:

Exhibits incorporated by reference:

10-K Annual Report for the year ended December 31, 2018, and filed with the SEC on April 23, 2019.

8-K Current Report dated December 31, 2018, and filed with the SEC on December 31, 2018.

2.1

Agreement and Plan of Merger

10.1

Ploude Employment Agreement

10.2

Yanson Employment Agreement

10.3

Lock-up/Leak-Out Agreement

10.4

Shareholder Voting Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KonaTel, Inc.

Date: April 22, 2019	By:	/s/ D. Sean McEwen
D. Sean McEwen
President, Chairman, Chief Executive Officer and Director